BRANSON JEWELRY (USA), INC.
                          (A Development Stage Company)
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EXHIBIT 32.1 - CERTIFICATIONS
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Kevan Attwood, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this report on Form 10-QSB of Branson Jewelry
(USA), Inc for the period ending June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Branson Jewelry (UAS), Inc.

July 30, 2004

/s/ Kevan Attwood
Kevan Attwood, Chief Executive Officer, Chief Financial Officer
President & Director of Branson Jewelry (USA), Inc.





























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Form 10QSB for the period ending June 30, 2004                         Page 15